                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                     FORM 8-K

                                  CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                       Date of Report:  March 27, 1997



                              QUIXOTE CORPORATION
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)



                                   Delaware
-------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



       0-7903                                                    36-2675371
------------------------                                   --------------------
(Commission File Number)                                     (I.R.S. Employer
                                                         Identification Number)



               One East Wacker Drive, Suite 3000, Chicago, IL  60601
-------------------------------------------------------------------------------
                (Address of principal executive offices)    (zip code)



                                 (312) 467-6755
-------------------------------------------------------------------------------
                (Registrant's telephone number, including area code)

Item 1.    Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

        On March 27, 1997, Quixote Corporation ("Quixote") and its wholly-owned subsidiary, Disc Manufacturing, Inc. ("DMI"), sold substantially all of the DMI assets to Cinram Inc., and its Canadian parent company, Cinram Ltd. (together "Cinram), as set forth in the press release attached hereto and incorporated herein as an Exhibit. Quixote received approximately $80.3 million in cash from the sale, which includes pre-closing cash transfers from the DMI business.
As part of the transaction, Quixote and DMI transferred significant operating liabilities to Cinram, but retained some liabilities, including certain litigation. Refer to Quixote's current report on Form 8-K dated December 16, 1996. The stockholders of Quixote approved the sale of substantially all of the DMI assets to Cinram on March 26, 1997.

        Quixote used the proceeds of the sale to repay all of its $37.2 million of bank debt, and will use $18.8 million to redeem all of its 8% Convertible Subordinated Debentures and pay the related accrued interest. See Items 5 and
7. The balance of the proceeds will be used to pay transaction costs of approximately $2.6 million and to invest in the highway safety and equipment business or in other opportunities deemed beneficial to stockholders, including the possible repurchase of a portion of the Company's common stock outstanding.

Items 3 and 4.    Not Applicable.

Item 5.    Other Events.

        On March 26, 1997, Quixote exercised its optional redemption rights to redeem on April 30, 1997 all of its 8% Convertible Subordinated Debentures issued pursuant to that Indenture dated April 15, 1986 between Quixote and LaSalle National Bank as trustee. Currently, there are outstanding $18 million of 8% Converted Subordinated Debentures. Holders of the 8% Convertible Subordinated Debentures have the right to convert the Debentures into shares of Quixote common stock at a conversion rate of $19.00 per share until April 25, 1997.

        In connection with the sale of the DMI assets, Quixote and its subsidiaries amended their banking arrangements, including the reduction of their borrowing availability from $65 million to $40 million.

Item 6.    Not Applicable.

Item 7.    Financial Statements and Exhibits.

(b)(1) Pro forma financial information. The pro forma financial information required pursuant to Article 11 of regulation S-X is submitted as Appendix A to this report.

(c)     Exhibits.  The following exhibits are filed with this report.

    2.1    Press release dated March 31, 1997.

    2.2 The Ninth Amendment to the Loan Agreement dated March 24, 1997 among Quixote, its subsidiaries and the Northern Trust Company, as agent for certain lenders.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        QUIXOTE CORPORATION
Date:  April 10, 1997                   ----------------------------------
       --------------                   /s/ Daniel P. Gorey
                                        ----------------------------------
                                        By:   Daniel P. Gorey
                                        Its:  Chief Financial Officer,
                                              Vice President and Treasurer

                                    APPENDIX A
                          PRO FORMA FINANCIAL STATEMENTS
                                   INTRODUCTION


(b)(1) The Pro Forma Unaudited Consolidated Condensed Balance Sheet presents the historical Consolidated Condensed Balance Sheet of the Company as if the sale of substantially all of the assets of DMI pursuant to the asset purchase agreement with Cinram, dated December 8, 1996 ("Asset Purchase Agreement") was consummated as of December 31, 1996. The Pro Forma Unaudited Consolidated Condensed Statement of Operations for the six months ended December 31, 1996 and the Pro Forma Unaudited Consolidated Condensed Statement of Operations for the fiscal year ended June 30, 1996 are presented assuming that the sale of substantially all of the assets and assignment of certain liabilities of DMI pursuant to the Asset Purchase Agreement was consummated at the opening of business on July 1, 1995.

        The following pro forma financial information should be read in conjunction with the financial statements and notes included in the Company's latest annual report on Form 10-K and quarterly report on Form 10-Q. The pro forma financial information is not necessarily indicative of the results of operations of the Company as they may be in the future or as they might have been had the transaction been effective on the dates indicated.

                                      QUIXOTE CORPORATION
                                      PRO FORMA UNAUDITED
                             CONSOLIDATED CONDENSED BALANCE SHEET
                     Dollar amounts in thousands, except for share data

     The following Pro Forma Unaudited Consolidated Condensed Balance Sheet as of December 31, 1996 has been prepared on the basis set forth in the Notes to the Pro Forma Unaudited Consolidated Condensed Financial Statements.


                                                            As of December 31, 1996
                                                 ------------------------------------------
                                                 Pro Forma
                                                 Historical     Adjustments       Pro Forma
                                                 ----------     -----------      ----------
ASSETS
Current assets:
  Cash and cash equivalents                       $  4,866    $  21,150 (a)(e)    $ 26,016
  Accounts receivable, net                          23,351      (18,001)(a)          5,350
  Inventories                                        6,292       (2,436)(a)          3,856
  Refundable income taxes                            3,016                           3,016
  Other                                              4,488         (896)(a)          3,592
                                                   -------     ---------            -------
Total current assets                                42,013         (183)            41,830
                                                   -------     ---------            -------

Property, plant and equipment, at cost             146,839     (116,243)(a)         30,596
Less accumulated depreciation and amortization     (63,043)      53,156 (a)         (9,887)
                                                   --------    ---------            -------
                                                    83,796      (63,087)            20,709
Other                                                4,506       (1,091)(a)(g)       3,415
                                                   --------    ---------            -------
                                                  $130,315    $ (64,361)           $65,954
                                                   ========    =========            =======
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                $  4,899    $  (4,123)(a)        $   776
  Dividend payable                                     957                             957
  Accrued expenses                                  15,680       (7,961)(a)(c)(f)    7,719
                                                   --------    ---------            -------
Total current liabilities                           21,536      (12,084)             9,452

Long-term debt                                      54,500      (54,500)(e)
Deferred income taxes                                1,929                           1,929
Net liabilities of discontinued operations           3,792        5,374 (f)(d)       9,166

Shareholders' equity:
  Common stock, $.01 2/3 par - 15,000,000
     shares authorized; 8,693,533 shares
     Issued and outstanding                            145                             145
  Capital in excess of par value of stock           29,812                          29,812
  Retained earnings                                 24,074       (3,151)(c)(d)(g)   20,923
  Treasury stock, at cost - 718,921 shares          (5,473)                         (5,473)
                                                   --------    ---------            -------
Total shareholders' equity                          48,558       (3,151)            45,407
                                                   --------    ---------            -------
                                                  $130,315    $ (64,361)           $65,954
                                                   ========    =========            =======

       See notes to pro forma unaudited consolidated condensed financial statements.

                                  QUIXOTE CORPORATION
                                  PRO FORMA UNAUDITED
                        CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                     Dollar amounts in thousands, except for per share data

                                                           For the six months ended
                                                              December 31, 1996
                                                ---------------------------------------------
                                                                   Pro Forma
                                                 Historical       Adjustments     Pro Forma
                                                ------------    -------------     -----------
Net Sales                                       $   65,976      $  (45,685)(a)    $   20,291
Cost of sales                                       45,171         (34,785)(a)        10,386
                                                 ---------      -----------       -----------

Gross Profit                                        20,805         (10,900)            9,905

Operating expenses:
  Selling and administrative                        14,817          (7,088)(a)         7,729
  Research and development                           1,049                             1,049
                                                 ----------      ----------        ----------
                                                    15,866          (7,088)            8,778

Operating profit                                     4,939          (3,812)(a)         1,127

Other income (expenses):
  Interest expense                                  (2,205)          2,205 (b)
  Other                                               (113)           (139)(a)          (252)
                                                 ----------      ----------        ----------
                                                    (2,318)          2,066             ( 252)
Earnings from continuing operations
  before provision for income taxes                  2,621          (1,746)(a)           875
Provision for income taxes                             786            (653)(c)           133
                                                 ----------      ----------        ----------

Earnings from continuing operations             $    1,835      $   (1,093)       $      742
                                                 ==========      ==========        ==========

Per share data:
  Primary earnings per share:
    Earnings from continuing operations         $      .23      $     (.14)       $      .09
                                                 ==========      ==========        ==========

    Average shares outstanding                   8,009,489       8,009,489         8,009,489
                                                 ==========      ==========        ==========

  Fully diluted earnings per share:
    Earnings from continuing operations         $      .23      $     (.14)       $      .09
                                                 ==========      ==========        ==========

    Average shares outstanding                   9,017,488       8,070,120         8,070,120
                                                 ==========      ==========        ==========


       See notes to pro forma unaudited consolidated condensed financial statements.

                                      QUIXOTE CORPORATION
                                      PRO FORMA UNAUDITED
                        CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                     Dollar amounts in thousands, except for per share data

                                                             For the year ended
                                                               June 30, 1996
                                                --------------------------------------------
                                                                   Pro Forma
                                                 Historical       Adjustments     Pro Forma
                                                -----------     --------------    ----------
Net Sales                                       $  129,159      $  (82,409)(d)    $   46,750
Cost of sales                                       90,186         (67,727)(d)        22,459
                                                 ---------       ----------        ----------

Gross Profit                                        38,973         (14,682)           24,291

Operating expenses:
  Selling and administrative                        29,231         (13,872)(d)        15,359
  Research and development                           1,536                             1,536
                                                 ----------      ----------        ----------
                                                    30,767         (13,872)           16,895

Operating profit                                     8,206            (810)(d)         7,396

Other income (expenses):
  Interest income                                      523            (165)(d)           358
  Interest expense                                  (6,130)          6,130 (e)
  Gain on sale of assets                             1,634                             1,634
  Other                                               (729)            274 (d)          (455)
                                                 ----------      ----------        ----------
                                                    (4,702)          6,239             1,537
Earnings from continuing operations
  before provision for income taxes                  3,504           5,429 (d)         8,933
Provision for income taxes                             930           2,030 (f)         2,960
                                                 ----------      ----------        ----------

Earnings from continuing operations             $    2,574      $    3,399        $    5,973
                                                 ==========      ==========        ==========

Per share data:
  Primary earnings per share:
    Earnings from continuing operations         $      .32      $      .42        $      .74
                                                 ==========      ==========        ==========

    Average shares outstanding                   8,003,924       8,003,924         8,003,924
                                                 ==========      ==========        ==========

  Fully diluted earnings per share:
    Earnings from continuing operations         $      .32      $      .42        $      .74
                                                 ==========      ==========        ==========

    Average shares outstanding                   8,951,562       8,003,924         8,003,924
                                                 ==========      ==========        ==========

       See notes to pro forma unaudited consolidated condensed financial statements.


                                   QUIXOTE CORPORATION
                               NOTES TO PRO FORMA UNAUDITED
                      CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                               Dollar Amounts in thousands

Note 1   Pro Forma Unaudited Consolidated Condensed Financial Statements
Basis of Presentation
     The pro forma unaudited consolidated condensed financial statements present the historical consolidated condensed financial statements of the Company adjusted for the sale of substantially all of the assets and assignment of certain liabilities of DMI pursuant to the Asset Purchase Agreement.
     The Pro Forma Unaudited Consolidated Condensed Balance Sheet presents the historical Consolidated Condensed Balance Sheet of the Company as if the above transaction was consummated as of December 31, 1996. The Pro Forma Unaudited Consolidated Condensed Statements of Operations present the historical Consolidated Condensed Statements of Operations of the Company for the six months ended December 31, 1996 and the fiscal year ended June 30, 1996 as if the transaction described above had occurred July 1, 1995. All non-recurring charges or credits related to the above transaction have been excluded from the presentation of pro forma income from continuing operations.

Note 2   Pro Forma Unaudited Consolidated Condensed Balance Sheet

(a)  Record the sale of certain assets and assignment of certain liabilities of DMI:
     Calculation of pro forma loss on disposal:
       Proceeds from sale                                                           $ 80,300
       Net book value of assets sold and liabilities transferred                     (81,852)
       Transaction costs associated with the sale of DMI                              (2,650)
                                                                                     --------
       Pro forma loss on disposal                                                     (4,202)
       Tax benefit on loss on disposal                                                 1,497
                                                                                     --------
       Pro forma loss on disposal, net of tax benefit                               $ (2,705)
                                                                                     ========
     Summary of pro forma adjustments to cash:
       Proceeds from sale                                                           $ 80,300
       DMI cash balance transferred to Cinram at closing                              (4,650)
       Assumed paydown of debt                                                       (54,500)
                                                                                     --------
       Net pro forma adjustment to cash                                             $ 21,150
                                                                                     ========
     Disc Manufacturing, Inc. - pro forma summary of assets sold and liabilities transferred as of December 31, 1996:
         Cash                                                                       $  4,650
         Accounts receivable, net                                                     18,001
         Inventories                                                                   2,436
         Other current assets                                                            896
                                                                                     --------
                                                                                      25,983
         Patents, net                                                                     28
         Property, plant and equipment, net                                           63,087
         Other assets                                                                    617
                                                                                     --------
     Total assets                                                                     89,715
                                                                                     --------
         Accounts payable                                                              4,123
         Accrued expenses                                                              3,740
                                                                                     --------
     Total liabilities                                                                 7,863
                                                                                     --------
     Net assets                                                                     $ 81,852
                                                                                    ========

                                   QUIXOTE CORPORATION
                               NOTES TO PRO FORMA UNAUDITED
                      CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                               Dollar Amounts in thousands

(b)  Not used

(c)  To record the estimated loss on the sale of DMI and the related fees and
     transaction costs                                                               $(4,202)
                                                                                      =======
(d)  Reflects the tax effects of pro forma adjustments assuming the statutory
     rates in effect for state and federal purposes                                  $ 1,497
                                                                                      =======

(e)  Record the assumed paydown of long-term debt with proceeds of sale              $54,500
                                                                                      =======

(f)  Reclassify certain legal and other accruals relating to Disc Manufacturing,
     Inc. to Net Liabilities of Discontinued Operations                              $ 6,871
                                                                                      =======
(g)  Record the write-off of deferred financing costs in connection with
     Note(e) above                                                                   $   474
                                                                                      =======

Note 3   Leased Property to Cinram

     As outlined in the Asset Purchase Agreement, the land and building located in Huntsville,
Alabama are not being sold to Cinram.  These assets have a net book value of $7,331 and will be leased to Cinram for a period of two years, with Cinram having the option to purchase the property at net book value during the two year period.


Note 4   Pro Forma Unaudited Consolidated Statements of Operations

(a)  To reflect DMI as a discontinued operation

(b)  Reduction of interest expense due to the assumed pay down of long term
     debt with proceeds of sale                                                      $ 2,205
                                                                                      =======

(c)  Reflects the tax effects of pro forma adjustments assuming the statutory
     rates in effect for state and federal purposes                                  $  (653)
                                                                                      =======

(f)  Not used

(d)  To reflect DMI as a discontinued operation


(e)  Reduction of interest expense due to the assumed pay down of long term
     debt with proceeds of sale                                                      $ 6,130
                                                                                      =======

(g)  Reflects the tax effects of pro forma adjustments assuming the statutory
     rates in effect for state and federal purposes                                  $ 2,030

                                                                                           ========
                                 EXHIBIT 2.1


       QUIXOTE COMPLETES SALE OF COMPACT DISC SUBSIDIARY TO CINRAM LTD.
                         FOLLOWING SHAREHOLDER APPROVAL



     CHICAGO, IL, March 31, 1997 -- Quixote Corporation (Nasdaq:QUIX) today announced that it has completed the previously announced sale of substantially all of the assets of its Disc Manufacturing, Inc. (DMI) subsidiary to Cinram, Ltd. of Toronto, Canada (Nasdaq:CNRMF), following an affirmative vote of its shareholders at a Special Meeting. DMI is an independent U.S. manufacturer of compact discs (CDs) and CD-ROM discs. Quixote received approximately $80.3 million in cash from the sale.

     Quixote Corporation, through its wholly-owned subsidiary Energy Absorption
Systems, Inc., is the world's leading manufacturer of energy-absorbing highway and truck-mounted impact attenuators and related highway safety products.


                                  EXHIBIT 2.2
                                                                  Execution Copy


                          NINTH AMENDMENT TO LOAN AGREEMENT


          THIS NINTH AMENDMENT TO LOAN AGREEMENT ("Ninth Amendment"), dated as of March 24, 1997, is by and among QUIXOTE CORPORATION, a Delaware corporation
("Quixote"), ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation ("EAS"),
DISC MANUFACTURING, INC., a Delaware corporation ("DMI"), LEGAL TECHNOLOGIES,
INC., a Delaware corporation ("LTI"), QUIXOTE STENO CORPORATION
(f/k/a Stenograph Corporation), a Delaware corporation ("Stenograph"),
QUIXOTE  DPI CORPORATION (f/k/a Discovery Products, Inc.(f/k/a Stenograph Legal
Services, Inc.)), a Delaware corporation ("SLS"), SPIN-CAST PLASTICS, INC., an
Indiana corporation ("Spin-Cast"), COURT TECHNOLOGIES, INC., a Delaware corporation ("Court"), COMPOSITE COMPONENTS, INC., a Delaware corporation
("CCI"), QUIXOTE IIS CORPORATION (f/k/a Integrated Information Services, Inc.), a Delaware corporation ("IIS"), QUIXOTE LSI CORPORATION (f/k/a Litigation
Sciences, Inc.), a Delaware corporation ("LSI"), and SAFE-HIT CORPORATION, a
Nevada corporation ("Safe-Hit"), the lenders ("Lenders") named in the Loan
Agreement referred to below, and THE NORTHERN TRUST COMPANY, an Illinois banking corporation ("Northern"), as agent for the Lenders (Northern, in such capacity, being "Agent"). Quixote, EAS, DMI, LTI, Stenograph, SLS, Spin-Cast, Court, CCI,
IIS, LSI, and Safe-Hit are individually and collectively referred to herein as "Borrower".

RECITALS

          A.      Quixote, EAS, DMI, Stenograph, SLS, Spin-Cast, Court, CCI,
IIS, LTI, LSI, Safe-Hit, Agent and Lenders are parties to that certain Loan
Agreement dated as of June 26, 1992, as amended by a First Amendment to Loan
Agreement dated as of June 30, 1992, as further amended by a Second Amendment to Loan Agreement dated as of May 28, 1993, as further amended by a Third Amendment to Loan Agreement dated as of June 26, 1993, as further amended by a Fourth
Amendment to Loan Agreement dated May 31, 1994, as further amended by a Fifth
Amendment to Loan Agreement dated December 15, 1994, as further amended by a Sixth Amendment to Loan Agreement dated April 3, 1995, as further amended by a Seventh Amendment to Loan Agreement dated November 10, 1995, and as further amended by an Eighth Amendment to Loan Agreement dated as of June 4, 1996 and effective as of March 31, 1996 (as so amended and as the same may be hereafter amended, restated, supplemented or otherwise modified, the "Loan Agreement").

          B.      Effective August 23, 1996,  Discovery Products, Inc., a
Delaware corporation (f/k/a Stenograph Legal Services, Inc.), changed its corporate name to Quixote DPI Corporation.

          C. Quixote wishes to sell certain of its assets and substantially all of the assets of DMI, its wholly-owned subsidiary, to Cinram Ltd., a Canadian corporation and Cinram Inc., a Delaware corporation (the "DMI Asset
Sale") pursuant to that certain Asset Purchase Agreement, dated as of December 8, 1996 among Cinram Ltd., a Canadian corporation, Cinram Inc., a Delaware corporation, Quixote, and DMI and to use a portion of the proceeds of such sale to satisfy all outstanding obligations under the Debentures (the "Debenture
Repayment").

          D. Subject to the terms, covenants, conditions and representations set forth herein and at the request of Borrower, the Lenders wish to waive certain Defaults and/or Events of Default under the Loan Agreement to allow for the consummation of the DMI Asset Sale pursuant to the DMI Asset
Sale Agreement and the Debenture Repayment.

          E. Pursuant to the terms of the Loan Agreement and at the request of Borrower, the parties wish to further amend the Loan Agreement upon the consummation of the DMI Asset Sale pursuant to the DMI Asset Sale Agreement.

          F. In consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the parties hereto agree as follows:

          1.       Amendments to Loan Agreement.

               1.1 Terms Used. Terms used but not otherwise defined herein are used with the same meanings as provided therefor in the Loan Agreement.

               1.2 Section 1 of the Loan Agreement. Immediately upon the consummation of the DMI Asset Sale pursuant to the DMI Asset Sale Agreement,
Section 1 of the Loan Agreement shall hereby be amended by inserting the following definitions in the proper alphabetical location:

          ""DMI Asset Sale" shall mean the sale of substantially all of the assets of DMI by Quixote and DMI to Cinram Ltd., a Canadian corporation and Cinram Inc., a Delaware corporation."

          ""DMI Asset Sale Agreement" shall mean that certain Asset Purchase
Agreement dated as of  December 8,  1996 among Quixote, DMI, Cinram Ltd., a
Canadian corporation and Cinram Inc., a Delaware corporation."

               1.3 Section 2.1 of the Loan Agreement. Immediately upon the consummation of the DMI Asset Sale pursuant to the DMI Asset Sale Agreement,
Section 2.1 of the Loan Agreement shall hereby be amended by deleting the first and second sentences thereof and inserting the following in its stead:

            "The maximum aggregate amount of the Revolving Credit Loan to be made by each Lender (such Lender's "Revolving Credit Loan Commitment") shall be the amount set below such Lender's name on the signature pages to the Ninth
Amendment to Loan Agreement, dated as of March 24, 1997. The aggregate principal amount of the Revolving Credit Loan Commitments is $40,000,000."

               1.4 Section 6.3(a) of the Loan Agreement. Immediately upon the consummation of the DMI Asset Sale pursuant to the DMI Asset Sale Agreement,
Section 6.3 of the Loan Agreement shall hereby be amended by deleting subsection
(a) thereof and inserting the following in its stead:

              "(a) at the end of each Fiscal Quarter, a Consolidated Current
Ratio (which shall be certified by Quixote at the end of each Fiscal Quarter) equal to or greater than 2.0 to 1.0;"

               1.5 New Section 6.16 of the Loan Agreement. Immediately upon the consummation of the DMI Asset Sale pursuant to the DMI Asset Sale
Agreement, Section 6 of the Loan Agreement shall hereby be amended by inserting the following new Section 6.16:

      "6.16 Prepayment of the Debentures. Within 45 days after consummation of the DMI Asset Sale pursuant to the DMI Asset Sale Agreement, all obligations of Quixote under and with respect to all the Debentures shall be repaid in full with a portion of the proceeds of the DMI Asset Sale and all agreements relating thereto shall be terminated on terms and conditions satisfactory to the Agent and the Lenders."

               1.6 References to SLS and DMI. The Loan Agreement is hereby amended as follows:

      (a) effective as of August 23, 1996, all references to "SLS" shall be deemed to be references to Quixote DPI Corporation , a Delaware corporation
(f/k/a Discovery Products, Inc.(f/k/a Stenograph Legal Services, Inc.)); and

      (b) effective as of the date of the filing of a Certificate of Amendment of Certificate of Incorporation of Disc Manufacturing, Inc. changing its name to "Quixote Laser Corporation" with the Secretary of State of Delaware and the delivery of a copy of such filed Certificate certified by the Secretary of State of Delaware to the Agent, all references to "DMI" shall be deemed to be references to Quixote Laser Corporation, a Delaware corporation (f/k/a Disc
Manufacturing, Inc.).

      2. Waiver. Subject to the terms, covenants, conditions and representations set forth herein, the Lenders hereby waive any and all Defaults or Events of Default that will be caused by the consummation of the DMI Asset
Sale pursuant to the DMI Asset Sale Agreement being any failure to comply with the terms of Sections 6.1, 7.3, 7.10, 7.11, 7.12 and 9.1 of the Loan Agreement and for the Fiscal Quarter ending March 31, 1997 only: (a) the failure to comply with the financial requirement of Subsection 6.3(a) of the Loan Agreement and
(b) the failure to comply with the financial requirement of Subsection
6.3(b)(iii) of the Loan Agreement. This waiver shall be limited precisely as written and shall not be deemed to prejudice the Lenders' rights and remedies with respect to any future Defaults or Events of Default.

      3. Representation and Warranties. In order to induce the Lenders to enter into this Ninth Amendment, each Borrower represents and warrants that:

          3.1 The representations and warranties set forth in Section 4 of the Loan Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and that there exists no Default or Event of Default on the date hereof.

          3.2     The execution and delivery by each Borrower of this Ninth
Amendment has been duly authorized by proper corporate proceedings of each Borrower and this Ninth Amendment, and the Loan Agreement, as amended by this Ninth Amendment, constitutes a valid and binding obligation of each Borrower.

          3.3 Neither the execution and delivery by each Borrower of this Ninth Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on any Borrower or any Borrower's articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which any Borrower is a party or is subject, or by which it or its property, is bound, or conflict with or constitute a default thereunder.

          4. Effective Date. This Ninth Amendment shall become effective as of the date first above written (the "Effective Date") upon receipt by the Agent of (i) five (5) copies of this Amendment duly executed and delivered by each Borrower, the Agent and all Lenders, (ii) true, correct and complete copies of the duly executed DMI Asset Sale Agreement and all other material documents, agreements and instruments executed  in connection therewith or in connection with the DMI Asset Sale; (iii) copies for each Lender of a certificate executed by a responsible officer of each Borrower certifying, as of the date hereof, as to (a) the attachment thereto of true, correct and complete copies of the board resolutions authorizing the execution and delivery of this Ninth
Amendment  and the transactions contemplated hereby and (b) the incumbency of the officers executing this Ninth Amendment; (iv) copies for each Lender of a certificate executed by a responsible officer of Quixote certifying, as of  the date hereof, as to the attachment thereto of a true, correct and
completecopies of   (a) Quixote board and stockholders resolutions (if any)
authorizing and approving  (as applicable) and  (b)  corporate minutes of
Quixote evidencing proper shareholder approval of the execution and performance of the DMI Asset Purchase Agreement and the transactions contemplated thereby and (v) copies for each Lender of a certificate executed by a responsible officer of DMI  certifying, as of the date hereof, as to the attachment thereto of  true, correct and complete copies of the DMI board resolutions authorizing and approving (as applicable)  the execution and performance of the DMI Asset Purchase Agreement.

          5. Reference to Loan Agreement. From and after the Effective Date hereof, each reference in the Loan Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Loan Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Loan Agreement, as amended by this and all previous Amendments.

          6.     Miscellaneous.

               6.1     Except as specifically set forth herein, the Loan
Agreement and all provisions contained therein shall remain and continue in full force and effect.

               6.2     The execution, delivery and effectiveness of this Ninth
Amendment shall not, except as expressly provided in Section 2 hereof, operate as a waiver of (i) any right, power or remedy of the Lenders or the Agent under the Loan Agreement or any of the other Loan Documents, or (ii) any Default or Event of Default under the Loan Agreement or any of the other Loan Documents.

               6.3 This Ninth Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such State, without regard to the principles thereof regarding conflict of laws.

               6.4 This Ninth Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

[signature page follows]

          IN WITNESS WHEREOF, this Ninth Amendment has been duly executed and delivered as of the date first written above.

                                          THE NORTHERN TRUST COMPANY,
                                          as Agent and as Lender

                                          By:  /s/ Robert T. Jank
                                             ------------------------------
                                          Name:  Robert T. Jank
                                          Title: Senior Vice President

                                          Revolving Credit Loan
                                          Commitment: $13,333,333.34


                                          LA SALLE NATIONAL BANK,
                                          as Lender


                                          By:  /s/ Betty T. Latson
                                             ------------------------------
                                          Name:  Betty T. Latson
                                          Title: Senior Vice President

                                          Revolving Credit Loan
                                          Commitment: $13,333,333.33



                                          AMERICAN NATIONAL BANK
                                          AND TRUST COMPANY,
                                          as Lender

                                          By:  /s/ Georgy Ann Peluchiwski
                                            ------------------------------
                                          Name:  Georgy Ann Peluchiwski
                                          Title: Second Vice President

                                          Revolving Credit Loan
                                          Commitment: $13,333,333.33

QUIXOTE CORPORATION                           ENERGY ABSORPTION SYSTEMS, INC.

By: /s/ Daniel P. Gorey                       By: /s/  Daniel P. Gorey
   -----------------------------               ------------------------------
Name: Daniel P. Gorey                         Name: Daniel P. Gorey
Title(s): Vice President, Chief Financial      Title(s): Vice President and
        Officer and Treasurer                         Treasurer



DISC MANUFACTURING, INC.                      QUIXOTE STENO CORPORATION
                                              (f/k/a Stenograph Corporation)

By: /s/ James H. DeVries                      By: /s/ Daniel P. Gorey
  -----------------------------                 -----------------------------
Name:   James H. DeVries                        Name: Daniel P. Gorey
Title: Vice Chairman                          Title(s):  Vice President and
                                                     Treasurer


LEGAL TECHNOLOGIES, INC.                      QUIXOTE DPI CORPORATION
                                             (f/k/a Discovery Products, Inc.
                                             (f/k/a Stenograph Legal Services,
                                              Inc.))

By: /s/ Daniel P. Gorey                       By: /s/ Daniel P. Gorey
  ----------------------------                  -----------------------------
Name: Daniel P. Gorey                         Name: Daniel P. Gorey
Title(s): Vice President and Treasurer        Title(s): Vice President and
                                                    Treasurer


QUIXOTE IIS CORPORATION                       SPIN-CAST PLASTICS, INC.

By: /s/ Daniel P. Gorey                       By: /s/ Daniel P. Gorey
  -----------------------------                  -----------------------------
Name: Daniel P. Gorey                         Name: Daniel P. Gorey
Title(s): Vice President and Treasurer        Title(s): Vice President and
                                                    Treasurer

QUIXOTE LSI CORPORATION                         COURT TECHNOLOGIES, INC.
(f/k/a Litigation Sciences, Inc.)

By: /s/   Daniel P. Gorey                       By: /s/  Daniel P. Gorey
  --------------------------------                -----------------------------
Name: Daniel P. Gorey                           Name: Daniel P. Gorey
Title(s): Vice President and Treasurer          Title(s): Vice President and
                                                      Treasurer


SAFE-HIT CORPORATION                            COMPOSITE COMPONENTS, INC.


By:  /s/   Daniel P. Gorey                      By: /s/ Daniel P. Gorey
--------------------------------                -----------------------------
Name: Daniel P. Gorey                           Name: Daniel P. Gorey
Title(s): Vice President and Treasurer             Title(s): Vice President and
                                                        Treasurer






